                                                                    EXHIBIT 99.2

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER*

     Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Avery Dennison Corporation (the "Company") hereby certifies, to the best of his knowledge, that:

         (i) the Annual Report on Form 10-K of the Company for the fiscal year ended December 28, 2002 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

         (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 28, 2003

                               By:              /s/  Philip M. Neal
                                    --------------------------------------------
                                    Name:   Philip M. Neal
                                    Title:  Chairman and Chief Executive Officer

----------
* A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002, has been provided to Avery Dennison Corporation and will be retained by Avery Dennison Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

                                        1